                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      November 9, 2001
                                                           -----------------

                         L-3 Communications Holdings, Inc.
                         L-3 Communications Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          001-14141                                13-3937434
          333-46983                                13-3937436
--------------------------------------------------------------------------------
    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 697-1111
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events

On November 9, 2001, the Company designated certain of its domestic subsidiaries as additional guarantors of the debt of L-3 Communications Corporation ("L-3 Communications"), including the Senior Subordinated Notes and borrowings under amounts drawn against the senior credit facilities, all of which are guaranteed, on a joint and several, full and unconditional basis, by certain of the Company's wholly owned domestic subsidiaries.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

A. Financial Statements

EER Systems, Inc.
o  Report of Independent Auditors................................................................ A-1
o  Financial Statements
   --  Consolidated Balance Sheet as of December 31, 2000 ....................................... A-2
   --  Consolidated Statement of Operations, Retained Earnings and other Comprehensive Income for the year ended December 31, 2000 ....................................................... A-3
   --  Consolidated Statement of Cash Flows for the year ended December 31, 2000 ................ A-4
   --  Notes to Consolidated Financial Statements ............................................... A-5
   --  Condensed Consolidated Balance Sheet as of March 31, 2001..................................A-9
   --  Condensed Consolidated Statements of Operations, Retained Earnings and Other Comprehensive
         Income for the Three Months Ended March 31, 2001 and 2000 ..............................A-10
   --  Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2001
         and 2000................................................................................A-11
   --  Notes to Unaudited Condensed Consolidated Financial Statements............................A-12

L-3 Communications Holdings, Inc. and L-3 Communications Corporation
o  Unaudited Financial Information of L-3 Communications and its Subsidiaries....................A-14

   --  Condensed Combining Balance Sheets .......................................................A-15
   --  Condensed Combining Statements of Operations .............................................A-16
   --  Condensed Combining Statements of Cash Flows .............................................A-17

C. Exhibits

23. Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         L-3 COMMUNICATIONS HOLDINGS, INC.

                                         By: /s/ Robert V. LaPenta
                                            ------------------------------------
                                         President and Chief Financial Officer


                                         L-3 COMMUNICATIONS CORPORATION


Date December 19, 2001                   By: /s/ Robert V. LaPenta
     -----------------                      ------------------------------------
                                         President and Chief Financial Officer

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Shareholders of EER Systems, Inc.


We have audited the accompanying consolidated balance sheet of EER Systems Inc. (the "Company") as of December 31, 2000, and related statements of operations, retained earnings and other comprehensive income and of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2000, and its consolidated results of operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.






1751 Pinnacle Drive
McLean, Virginia
March 9, 2001

                                EER SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                           ASSETS
                                                                                DECEMBER 31, 2000
                                                                                -----------------
Current assets:
 Cash and cash equivalents ......................................................    $   597
 Marketable equity securities ...................................................        219
 Accounts receivable ............................................................     34,890
 Other accounts receivable ......................................................        328
 Prepaid expenses ...............................................................        323
                                                                                     -------
    Total current assets ........................................................     36,357
                                                                                     -------
Property and equipment, net .....................................................      2,146
Investment in unimproved land ...................................................        764
Goodwill, net ...................................................................     11,236
Other intangible assets, net ....................................................      1,265
Other assets ....................................................................        115
                                                                                     -------
    Total assets ................................................................    $51,883
                                                                                     =======

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Line of credit .................................................................    $ 7,197
 Accounts payable and accrued expenses ..........................................      4,966
 Accrued salaries ...............................................................      1,648
 Unearned revenue ...............................................................      3,048
                                                                                     -------
    Total current liabilities ...................................................     16,859
Other long-term liabilities .....................................................         28
                                                                                     -------
    Total liabilities ...........................................................     16,887
                                                                                     -------
Stockholders' equity:
 Common stock, par value $.01; 25,000 shares authorized; 15,750 shares issued and
   outstanding ..................................................................         --
 Capital in excess of par .......................................................     12,071
 Accumulated other comprehensive income .........................................         28
 Retained earnings ..............................................................     22,897
                                                                                     -------
    Total stockholders' equity ..................................................     34,996
                                                                                     -------
    Total liabilities and stockholders' equity ..................................    $51,883
                                                                                     =======

                See notes to consolidated financial statements.

                                EER SYSTEMS, INC.
          CONSOLIDATED STATEMENT OF OPERATIONS, RETAINED EARNINGS, AND
                           OTHER COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                               YEAR ENDED
                                                           DECEMBER 31, 2000
                                                           -----------------
Contract revenue ..........................................    $146,164
                                                               --------
Operating costs:
 Contract salaries ........................................     41,769
 Subcontractors and consultants ...........................     29,040
 Other direct costs and materials .........................     25,670
 Overhead, general and administrative expenses ............     36,762
                                                               --------
    Total operating costs .................................    133,241
                                                               --------
Operating income ..........................................     12,923
                                                               --------
Other income (expense):
 Gain on sale of assets ...................................        178
 Loss on sale of marketable securities ....................     (2,506)
 Loss on investment in affiliated company .................       (886)
 Interest expense .........................................     (1,201)
 Other, net ...............................................         58
                                                               --------
    Total other expense ...................................     (4,357)
                                                               --------
 Net income ...............................................      8,566
Retained earnings, beginning of year ......................     19,283
Stockholders distributions ................................     (4,952)
                                                               --------
Retained earnings, end of year ............................    $22,897
                                                               ========
Other comprehensive income:
 Net income ...............................................    $ 8,566
 Unrealized gain on marketable equity securities ..........         (1)
                                                               --------
    Total other comprehensive income ......................    $ 8,565
                                                               ========

                See notes to consolidated financial statements.

                                EER SYSTEMS, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                    YEAR ENDED
                                                                                DECEMBER 31, 2000
                                                                                -----------------
Cash flows from operating activities:
 Net income ....................................................................    $   8,566
 Adjustments to reconcile change in net income to net cash provided by operating activities:
   Depreciation and amortization ...............................................        3,258
   Loss on sale of marketable securities .......................................        2,506
   Loss on investment in affiliated company ....................................          886
   Gain on sale of assets ......................................................         (178)
   Changes in operating assets and liabilities:
    Accounts receivable ........................................................        7,686
    Other accounts receivable ..................................................          130
    Prepaid expenses ...........................................................          457
    Other assets ...............................................................          (26)
    Accounts payable and accrued expenses ......................................         (586)
    Accrued salaries ...........................................................         (314)
    Unearned revenue ...........................................................        3,048
    Other liabilities ..........................................................          (28)
                                                                                    ---------
      Net cash provided by operating activities ................................       25,405
                                                                                    ---------
Cash flows from investing activities:
 Proceeds from note receivable from related party ..............................        1,137
 Additions of equipment ........................................................         (800)
 Proceeds from sale of assets ..................................................          735
 Purchases of marketable securities ............................................         (527)
 Advances to affiliated company ................................................         (696)
 Proceeds from sales of marketable securities ..................................          392
                                                                                    ---------
      Net cash provided by investing activities ................................          241
                                                                                    ---------
Cash flows from financing activities:
 Net decrease in borrowings on line of credit ..................................      (10,427)
 Payments on debt ..............................................................      (10,000)
 Distributions to stockholders .................................................       (4,952)
                                                                                    ---------
      Net cash used by financing activities ....................................      (25,379)
                                                                                    ---------
 Increase in cash ..............................................................          267
 Cash and cash equivalents, beginning of year ..................................          330
                                                                                    ---------
 Cash and cash equivalents, end of year ........................................    $     597
                                                                                    =========
 Supplementary disclosures of cash flow:
   Information and non-cash activities:
    Interest paid during the year ..............................................    $   1,201
                                                                                    =========

                See notes to consolidated financial statements.

                               EER SYSTEMS, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

     EER Systems, Inc. ("EER" or the "Company") was incorporated December 16, 1985, under the laws of the Commonwealth of Virginia. The Company derives the major portion of its revenue from consulting services rendered to the Federal Government. For 2000, these contracts were time and material and cost-type contracts (85%) and fixed-price contracts (15%).

     On January 1, 2000, the operations of Technautics, Inc. ("Technautics"), a wholly-owned subsidiary, were merged into EER Systems, Inc. Technautics was subsequently dissolved.

 Principles of Consolidation

     The consolidated financial statements include the accounts of the Company and the majority owned and controlled subsidiary Iatros, Inc. ("Iatros"). The consolidated financial statements include 100% of losses incurred by Iatros as the portion of such losses attributed to the minority interest exceeds their investment basis.

     All significant intercompany accounts and transactions have been eliminated.

 Revenue Recognition

     The principal source of revenue of the Company is derived from contracts with various agencies of the Federal government. Revenue on time-and-materials contracts is recognized based on hours delivered at the contracted billable hourly rate plus the cost of materials incurred. Revenue on firm fixed-price contracts is recognized using the percentage-of-completion method based on costs incurred in relation to total estimated costs. Revenue on cost-type contracts is recognized to the extent of costs incurred plus a proportionate amount of fee earned. The fees under certain government contracts may be increased or decreased in accordance with cost or performance incentive provisions that measure actual performance against established targets or other criteria. Such incentive fee awards or penalties are included in revenues at the time the amounts can be reasonably determined. Provision for anticipated contract losses are recognized as soon as they become known and estimable.

 Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand and in banks. The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. As of December 31, 2000, cash equivalents included money market funds of $46,000.

 Concentration of Credit Risk

     At times during the year, the Company maintains cash balances at financial institutions in excess of Federal Deposit Insurance Corporation (FDIC) limits. In addition, the Company had cash balances of $46,000 held in non-FDIC insured money market funds at local institutions as of December 31, 2000. Management believes the risk in these situations to be minimal.

 Marketable Securities

     The Company determines the appropriate classification of marketable securities at the time of purchase and reevaluates such designation as of each balance sheet date. The Company's marketable securities are categorized as "available for sale" and accordingly, are carried at fair value, with unrealized gains and losses, reported as accumulated other comprehensive income within the stockholders' equity section of the balance sheet.

     Marketable securities consist of equity securities that have a readily determinable fair market value. For the year ended December 31, 2000, the Company sold the majority of its marketable

                               EER SYSTEMS, INC.

securities for $392,000 resulting in gross realized losses of $2,506,000. The cost basis of the securities sold was based on specific identification. As of December 31, 2000, unrealized gains on marketable securities were $28,000.

 Long-lived Assets

     The Company evaluates the recoverability of its long-lived assets in accordance with the Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed of ("SFAS 121"). SFAS 121 requires recognition of impairment of long-lived assets in the event net book value of such assets exceeds the future undiscounted net cash flows attributable to such assets. Impairment, if any, is recognized in the period of identification to the extent the carrying amount of an asset exceeds discounted net cash flows attributable to such assets. Based on its most recent analysis, the Company believes that there was no impairment of its long-lived assets as of December 31, 2000.

 Property and Equipment

     Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on property and equipment using the straight-line method over the estimated useful lives of the assets, generally three to seven years.

     Maintenance and repairs are charged to expense as incurred; major renewals and improvements are capitalized. When items of property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in earnings.

 Goodwill

     Goodwill represents the excess of the purchase price over fair value of net assets acquired. Goodwill is amortized on a straight-line basis over a seven-year period. Accumulated amortization was $3,480,000 as of December 31, 2000. Total amortization expense for goodwill for the year ended December 31, 2000 was $2,109,000.

 Licenses

     During September 1999, the Company purchased four Local-to-Multipoint Distribution licenses to operate a Radio Transmitting Station from the Federal Communications Commission for $1,758,000. One of the four licenses was sold in September 2000 for $400,000 resulting in a gain of $147,000.

     Accumulated amortization was $209,000 as of December 31, 2000. Total amortization expense for licenses for the year ended December 31, 2000 was $169,000.

 Investment in Unimproved Land

     Investment in unimproved land is carried at cost. At a time when a permanent decline in market value occurs, the value of the investment is written down by the amount of the estimated permanent impairment, and the loss is included in earnings.

 Deferred Revenue and Contract Advance Payments

     The Company invoices its customers for some of its contracts based on provisional indirect cost rates. These invoiced amounts are adjusted when the actual rates have been determined by audit. Other contracts are billed periodically based on terms established by the contract, independent of the percent the contract is completed, which in some situations, result in funds being advanced to the Company in excess of the amounts earned. As of December 31, 2000, the Company had received $3,048,000 of funds in excess of revenues to be earned and recognized on various contracts.

                               EER SYSTEMS, INC.

 Income Taxes

     Effective July l, 1991, the Company was granted a Subchapter S status under Federal Income Tax Regulations. Instead of paying corporate income taxes, the stockholders of an "S" corporation are taxed individually on their proportionate share of the Company's taxable income.

 Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

2. ACCOUNTS RECEIVABLE

     Accounts receivable as of December 31, 2000 consists of the following:

                                                             (IN THOUSANDS)
                                                            ---------------
     Billed ...............................................     $22,651
     Unbilled .............................................      12,239
                                                                -------
                                                                $34,890
                                                                =======

     Unbilled accounts receivable comprise recognized recoverable costs and accrued profits on contracts for which billings had not been presented to clients as of the balance sheet date.

     Management anticipates the collection of these amounts within 180 days of the balance sheet date. Payments to the Company on contracts with agencies and departments of the U.S. government are subject to adjustment upon audit by the U.S government. Years ended after December 31, 1998 are subject to U.S. Government audit. Management believes the effect of audit adjustments, if any, on periods not yet audited, will not have a material effect on the financial statements.

3. PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following as of December 31, 2000:

                                                             (IN THOUSANDS)
                                                            ---------------
     Equipment ............................................    $  4,727
     Furniture & fixtures .................................         446
     Automobiles ..........................................         172
     Leasehold improvements ...............................         210
                                                               --------
                                                                  5,555
       Accumulated depreciation and amortization ..........      (3,409)
                                                               --------
     Property and equipment, net ..........................    $  2,146
                                                               ========

     Depreciation and amortization of property and equipment was $980,000 for the year ended December 31, 2000.

4. OPERATING LEASES

     The Company has entered into lease agreements for office space in various locations throughout the country. The operating leases have various expiration dates through 2007. During the year ended December 31, 2000, the Company incurred rent expense of $2,615,000.

                               EER SYSTEMS, INC.

     Future minimum lease payments for noncancellable operating leases are as follows:


     YEAR                                                      (IN THOUSANDS)
     ----                                                      --------------
     2001 ..................................................     $ 2,603
     2002 ..................................................       2,449
     2003 ..................................................       2,288
     2004 ..................................................       1,860
     2005 ..................................................       1,529
     Thereafter ............................................       6,249
                                                                 -------
     Total minimum lease payments ..........................     $16,978
                                                                 =======

5. FINANCING

 Revolving line of credit:

     As of December 31, 2000, the Company has a line of credit with commercial lenders, which provides borrowings up to $20,000,000, of which $7,197,000 was outstanding. This line of credit expires May 30, 2004. Advances bear interest at either the Base Rate or LlBOR plus the Applicable Margin in effect. The Base Rate is defined as the higher of the Federal Funds Rate plus .50% or the lending banks' prime rate. Applicable Margin is defined as the finance charged based on interest rates relative to outstanding borrowings and accrued expenses and accounts payable. The interest rate at December 31, 2000 was 7.829%. The line of credit is collateralized by the accounts receivable and property and equipment of the Company. The revolving line of credit is classified as short-term as of December 31, 2000 as a result of management's intent to repay the borrowed amounts within the subsequent year.

 Acquisition notes

     As of December 31, 1999, the Company had two notes payable to commercial lenders related to 1999 acquisitions totaling $10,000,000. The principal was due in equal monthly installments over 42 months beginning on January 1, 2000, plus interest at either the Base Rate or LIBOR plus the Applicable Margin in effect. These notes were paid off as of December 31, 2000.

6. PENSION PLAN

     The Company has a contributory 401(k) pension plan covering all qualified employees. The Company matches one-half of an employee's contribution up to a maximum of three percent of an employee's annual salary. The Company's contribution for the year ended December 31, 2000 was $1,150,000.

                                EER SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)
                                    --------


                                               ASSETS
                                                                                  MARCH 31, 2001
Current assets:
  Cash and cash equivalents                                                        $      4,025
  Marketable equity securities                                                              219
  Accounts receivable                                                                    34,096
  Other accounts receivable                                                                 201
  Prepaid expenses                                                                          861
                                                                                   ------------
           Total current assets                                                          39,402
                                                                                   ------------

Property and equipment, net                                                               2,006
Investment in unimproved land                                                               764
Goodwill, net                                                                            10,708
Other intangible assets, net                                                                  -
Other assets                                                                                110
                                                                                   ------------
           Total assets                                                            $     52,990
                                                                                   ============

                                LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Line of credit                                                                   $          -
  Accounts payable and accrued expenses                                                   9,562
  Accrued salaries                                                                        4,383
  Unearned revenue                                                                        2,726
                                                                                   ------------
           Total current liabilities                                                     16,671

Other long-term liabilities                                                                  27
                                                                                   ------------

           Total liabilities                                                             16,698
                                                                                   ------------

Stockholders' equity:
  Common stock, par value $.01; 25,000 shares authorized; 15,750 shares
   issued and outstanding                                                                  -
  Capital in excess of par                                                               12,071
  Accumulated other comprehensive income                                                     28
  Retained earnings                                                                      24,193
                                                                                   ------------
           Total stockholders' equity                                                    36,292
                                                                                   ------------
           Total liabilities and stockholders' equity                              $     52,990
                                                                                   ============

       See notes to unaudited condensed consolidated financial statements

                                EER SYSTEMS, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS, RETAINED
                    EARNINGS, AND OTHER COMPREHENSIVE INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                    --------

                                                   Three months ended March 31,
                                                   ----------------------------
                                                       2001             2000
                                                   ----------------------------
Contract revenue                                     $  37,018       $  32,895
                                                   -----------------------------
Operating costs:

   Contract salaries                                    10,936          10,314
   Subcontractors and consultants                        6,367           5,247
   Other direct costs and materials                      6,181           5,135
   Overhead, general and administrative expenses         9,434           8,978
                                                   ----------------------------
      Total operating costs                             32,918          29,674
                                                   ----------------------------

Operating income                                         4,100           3,221
                                                   ----------------------------
Other (income) expense:
Loss on sale of marketable securities                        -             911
Interest (income) expense                                 (70)             483
Other, net                                                 (6)             (16)
                                                   ----------------------------
     Total other (income) expense                         (76)           1,378
                                                   ----------------------------

   Net income                                            4,176           1,843

Retained earnings, beginning of year                    22,897          19,283
Stockholder distributions                              (2,880)               -
                                                   ----------------------------
Retained earnings, end of year                       $  24,193       $  21,126
                                                   ============================

Other comprehensive income:
Net income                                           $   4,176       $   1,843
Unrealized gain on marketable equity securities              -               -
                                                   ----------------------------
      Total other comprehensive income               $   4,176       $   1,843
                                                   ============================


       See notes to unaudited condensed consolidated financial statements

                                EER SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                    --------

                                                                          Three months ended March 31,
                                                                          ----------------------------
                                                                              2001            2000
                                                                          ----------------------------
Cash flows from operating activities:
Net income                                                                  $   4,176        $  1,843
Adjustments to reconcile change in net income to net cash
   provided by operating activities:
   Depreciation and amortization                                                  864             829
   Changes in operating assets and liabilities:
      Accounts receivable                                                         793         (4,200)
      Other accounts receivable                                                    81           (318)
      Prepaid expenses                                                          (538)           (614)
      Accounts payable and accrued expenses                                     4,672           6,159
      Accrued salaries                                                          2,659           2,413
      Unearned revenue                                                           (322)              -
      Other liabilities                                                             -              24
                                                                          ----------------------------
              Net cash provided by operating activities                        12,385           6,136
                                                                          ----------------------------

Cash flows from investing activities:
      Collection (issuance) of notes receivable                                    50           (128)
      Additions of equipment                                                    (171)           (327)
      Proceeds from sale of assets                                              1,241           1,447
                                                                          ----------------------------
              Net cash provided by investing activities                         1,120             992
                                                                          ----------------------------

Cash flows from financing activities:
      Net decrease in borrowings on line of credit                            (7,197)         (6,744)
      Payments on debt                                                              -           (714)
      Distributions to stockholders                                           (2,880)               -
                                                                          ----------------------------
              Net cash used by financing activities                          (10,077)         (7,458)
                                                                          ----------------------------

Increase (decrease) in cash                                                     3,428           (330)
Cash and cash equivalents, beginning of year                                      597             330
                                                                          ----------------------------
Cash and cash equivalents, end of year                                      $   4,025        $      -
                                                                          ============================

       See notes to unaudited condensed consolidated financial statements

                                EER SYSTEMS, INC.
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION

         EER Systems, Inc. ("EER" or the "Company") was incorporated December 16, 1985, under the laws of the Commonwealth of Virginia. The Company derives the major portion of its revenue from consulting services rendered to the Federal Government.

         PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of the Company and the majority owned and controlled subsidiary Iatros, Inc. ("Iatros"). The consolidated financial statements include 100% of losses incurred by Iatros as the portion of such losses attributed to the minority interest exceeds their investment basis.

         All significant intercompany accounts and transactions have been eliminated.

         BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the rules of the Securities and Exchange Commission, and accordingly may not include all disclosures required by accounting principles generally accepted in the United States of America for a complete set of financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the results for the interim periods have been included. The results of operations for the interim periods are not necessarily indicative of results for the full year.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         GOODWILL

         Goodwill represents the excess of the purchase price over fair value of net assets acquired. Goodwill is amortized on a straight-line basis over a seven-year period. Accumulated amortization was $4,053,569 as of March 31, 2001. Total amortization expense for goodwill the three months ended March 31, 2001 and 2000 was $527,178.

                                EER SYSTEMS, INC.
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS - CONTINUED


         LICENSES

         During March of 2001, the Company sold its three remaining Local-to-Multipoint Distribution licenses to a shareholder of the Company for $1,240,617 in cash. Proceeds from the sale of the licenses were equivalent to the net book value of the licenses at the time of sale. Accordingly, no gain or loss was recorded in the unaudited condensed consolidated statement of operations for the three months ended
         March 31, 2001.

         Total amortization expense for licenses for the three months ended March 31, 2001 and 2000 was $24,567 and $43,950, respectively.

2.       FINANCING

         As of March 31, 2001, the Company had a line of credit with commercial lenders, which provided borrowings up to $20,000,000. This line of credit expires May 30, 2004. Advances bear interest at either the Base Rate or LlBOR plus the Applicable Margin in effect. The Base Rate is defined as the higher of the Federal Funds Rate plus .50% or the lending banks' prime rate. Applicable Margin is defined as the finance charged based on interest rates relative to outstanding borrowings and accrued expenses and accounts payable. The line of credit is collateralized by the accounts receivable and property and equipment of the Company. As of March 31, 2001, the Company had $20,000,000 available under the line of credit. The revolving line of credit was terminated in June 2001.

3.       STOCK PURCHASE AGREEMENT

         On May 8, 2001, the Company's stockholders entered into a stock purchase agreement with L-3 Communications Corporation to sell all issued and outstanding shares of the capital stock, consisting of 15,750 shares of common stock, $0.01 par value per share.

4.       LITIGATION

         The Company is the defendant in a lawsuit seeking damages in connection with the Company's award of a federal contract and the employment of individuals who were previously employed by the predecessor contractor, the plaintiff. The plaintiff is seeking actual and consequential damages in an amount, which has not yet been stated, plus certain other damages under Virginia law. Based on the advice of legal counsel, the Company does not believe the ultimate resolution of this litigation will have a material adverse effect on stockholders' equity as of March 31, 2001.

L-3 COMMUNICATIONS HOLDINGS, INC. AND L-3 COMMUNICATIONS CORPORATION


   Unaudited Financial Information of L-3 Communications and Its Subsidiaries

The following unaudited condensed combining financial information gives effect to the inclusion of additional subsidiaries as guarantors on the results of operations, financial position and cash flows for the periods presented of (i) L-3 Communications excluding its consolidated subsidiaries ("Parent"), (ii) the Guarantors, (iii) the non-guarantor subsidiaries and (iv) the eliminations to arrive at the information for the Company on a consolidated basis.

The following information should be read together with L-3 Communications Corporation's quarterly report on Form 10-Q, for the nine months ended September 30, 2001 and the annual report on Form 10-K, for the year ended December 31, 2000.

                      L-3 COMMUNICATIONS HOLDINGS, INC. AND
                         L-3 COMMUNICATIONS CORPORATION
                       CONDENSED COMBINING BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)



                                                            GUARANTOR    NON-GUARANTOR                       CONSOLIDATED
                                               PARENT     SUBSIDIARIES    SUBSIDIARIES    ELIMINATIONS    L-3 COMMUNICATIONS
                                           ------------- -------------- --------------- ---------------- -------------------
AS OF SEPTEMBER 30, 2001
Total current assets .....................  $  550,572     $ 327,554       $  88,441       $        --        $  966,567
Other long-term assets ...................     841,281       699,384         282,429                --         1,823,094
Investment in and amounts due from
  consolidated subsidiaries ..............   1,129,669       114,634          33,756        (1,278,059)               --
                                            ----------    ----------       ---------       -----------        ----------
   Total assets ..........................  $2,521,522    $1,141,572       $ 404,626       $(1,278,059)       $2,789,661
                                            ==========    ==========       =========       ===========        ==========
Total current liabilities ................  $  300,961    $  120,988       $  40,414       $        --        $  462,363
Other long-term liabilities ..............     133,333        31,764           3,048                --           168,145
Long-term debt ...........................     911,608            --              --                --           911,608
Minority interest ........................          --            --          71,925                --            71,925
Shareholders' equity .....................   1,175,620       988,820         289,239        (1,278,059)        1,175,620
                                            ----------    ----------       ---------       -----------        ----------
   Total liabilities and shareholders'
    equity ...............................  $2,521,522    $1,141,572       $ 404,626       $(1,278,059)       $2,789,661
                                            ==========    ==========       =========       ===========        ==========

AS OF DECEMBER 31, 2000
Total current assets .....................  $  530,672      $229,531       $  69,367       $        --        $  829,570
Other long-term assets ...................   1,110,082       433,763          90,129                --         1,633,974
Investment in and amounts due
from (to) consolidated subsidiaries ......     613,153        55,805         (27,022)         (641,936)               --
                                            ----------      --------       ---------       -----------        ----------
   Total assets ..........................  $2,253,907      $719,099       $ 132,474       $  (641,936)       $2,463,544
                                            ==========      ========       =========       ===========        ==========
Total current liabilities ................  $  365,123      $ 71,948       $  31,598       $        --        $  468,669
Other long-term liabilities ..............     101,215       103,173           2,918                --           207,306
Long-term debt ...........................   1,095,000            --              --                --         1,095,000
Shareholders' equity .....................     692,569       543,978          97,958          (641,936)          692,569
                                            ----------      --------       ---------       -----------        ----------
   Total liabilities and shareholders'
    equity ...............................  $2,253,907      $719,099       $ 132,474       $  (641,936)       $2,463,544
                                            ==========      ========       =========       ===========        ==========

                      L-3 COMMUNICATIONS HOLDINGS, INC. AND
                         L-3 COMMUNICATIONS CORPORATION
                  CONDENSED COMBINING STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                                           GUARANTOR    NON-GUARANTOR                     CONSOLIDATED
                                              PARENT     SUBSIDIARIES    SUBSIDIARIES   ELIMINATIONS   L-3 COMMUNICATIONS
                                           ------------ -------------- --------------- -------------- -------------------
FOR THE THREE MONTHS ENDED
 SEPTEMBER 30, 2001
Sales ....................................   $341,317     $ 230,994       $ 46,655       $    (802)       $  618,164
                                             --------     ---------       --------       ---------        ----------
Operating income .........................     56,201        12,062         6,945              --            75,208
Interest and other income (expense) ......        147          (333)           (13)             --              (199)
Interest expense .........................     18,249            --            201              --            18,450
Minority interest ........................         --            --          2,370              --             2,370
Provision for income taxes ...............     14,591         4,492         1,671              --            20,754
Equity in net income of consolidated
 subsidiaries ............................      9,927            --             --          (9,927)               --
                                             --------     ---------       --------       ---------        ----------
Net income ...............................   $ 33,435     $   7,237       $  2,690       $  (9,927)       $   33,435
                                             ========     =========       ========       =========        ==========
FOR THE THREE MONTHS ENDED
 SEPTEMBER 30, 2000
Sales ....................................   $349,433     $ 120,979       $ 44,003       $      --        $  514,415
                                             --------     ---------       --------       ---------        ----------
Operating income (loss) ..................     73,816        (4,009)        (6,992)             --            62,815
Interest and other income (expense) ......      2,274            49         (1,419)             --               904
Interest expense .........................     24,646            14            171              --            24,831
Provision (benefit) for income taxes .....     19,238        (1,485)        (2,981)             --            14,772
Equity in net loss of consoldiated
 subsidiaries ............................     (8,090)           --             --           8,090                --
                                             --------     ---------       --------       ---------        ----------
Net income (loss) ........................   $ 24,116     $  (2,489)      $ (5,601)      $   8,090        $   24,116
                                             ========     =========       ========       =========        ==========
FOR THE NINE MONTHS ENDED
 SEPTEMBER 30, 2001
Sales ....................................   $939,146     $ 604,691       $100,829       $  (3,041)       $1,641,625
                                             --------     ---------       --------       ---------        ----------
Operating income .........................    144,959        24,188         13,397              --           182,544
Interest and other income (expense) ......      8,127          (532)        (6,340)             --             1,255
Interest expense .........................     64,647            --            239              --            64,886
Minority interest ........................         --            --          3,955              --             3,955
Provision for income taxes ...............     33,872         9,060          1,097              --            44,029
Equity in net income of
 consolidated subsidiaries ...............     16,362            --             --         (16,362)               --
                                             --------     ---------       --------       ---------        ----------
Net income ...............................   $ 70,929     $  14,596       $  1,766       $ (16,362)       $   70,929
                                             ========     =========       ========       =========        ==========
FOR THE NINE MONTHS ENDED
 SEPTEMBER 30, 2000
Sales ....................................   $911,281     $ 318,347       $122,815       $      --        $1,352,443
                                             --------     ---------       --------       ---------        ----------
Operating income (loss) ..................    148,123         3,034         (4,020)             --           147,137
Interest and other income (expense) ......      4,563           227         (1,329)             --             3,461
Interest expense .........................     66,804           140            178              --            67,122
Provision (benefit) for income taxes .....     32,634         1,304         (1,966)             --            31,972
Equity in net loss of consolidated
 subsidiaries ............................     (1,744)           --             --           1,744                --
                                             --------     ---------       --------       ---------        ----------
Net income (loss) ........................   $ 51,504     $   1,817       $ (3,561)      $   1,744        $   51,504
                                             ========     =========       ========       =========        ==========

                      L-3 COMMUNICATIONS HOLDINGS, INC. AND
                         L-3 COMMUNICATIONS CORPORATION
                  CONDENSED COMBINING STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                          GUARANTOR    NON-GUARANTOR                     CONSOLIDATED
                                             PARENT     SUBSIDIARIES    SUBSIDIARIES   ELIMINATIONS   L-3 COMMUNICATIONS
                                         ------------- -------------- --------------- -------------- -------------------
FOR THE NINE MONTHS ENDED
 SEPTEMBER 30, 2001
Net cash from operating activities .....  $   31,054     $  29,947      $   22,839              --       $   83,840
                                          ----------     ---------      ----------      ----------       ----------
Net cash used in investing activities ..    (165,613)     (217,206)        (17,621)        215,147         (185,293)
                                          ----------     ---------      ----------      ----------       ----------
Net cash from financing activities .....     184,697       192,657           5,037        (215,147)         167,244
                                          ----------     ---------      ----------      ----------       ----------
Net increase in cash ...................      50,138         5,398          10,255              --           65,791
Cash and cash equivalents, beginning
 of period .............................      18,708         4,911           9,061              --           32,680
                                          ----------     ---------      ----------      ----------       ----------
Cash and cash equivalents, end of
 period ................................  $   68,846     $  10,309      $   19,316      $       --       $   98,471
                                          ==========     =========      ==========      ==========       ==========

FOR THE NINE MONTHS ENDED
 SEPTEMBER 30, 2000
Net cash from (used in) operating
 activities ............................  $   46,384     $  18,432      $   (2,144)     $       --       $   62,672
                                          ----------     ---------      ----------      ----------       ----------
Net cash used in investing activities ..    (540,017)      (30,389)        (11,260)         36,527         (545,139)
                                          ----------     ---------      ----------      ----------       ----------
Net cash from financing activities .....     484,360        11,341          10,724         (36,527)         469,898
                                          ----------     ---------      ----------      ----------       ----------
Net decrease in cash ...................      (9,273)         (616)         (2,680)             --          (12,569)
Cash and cash equivalents, beginning
 of period .............................      34,037         5,164           3,587              --           42,788
                                          ----------     ---------      ----------      ----------       ----------
Cash and cash equivalents, end of
 period ................................  $   24,764     $   4,548      $      907      $       --       $   30,219
                                          ==========     =========      ==========      ==========       ==========